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                                                                   Exhibit 10(b)


                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into this 25th day of March, 1999, by and between GOLD BANC CORPORATION, INC., a Kansas corporation (the "Company"), and Michael W. Gullion (the "Executive").

     WHEREAS, the Company and the Executive are parties to an Employment Agreement dated September 19, 1996 (the "Employment Agreement");

     WHEREAS, the parties desire to amend the Employment Agreement in the manner set forth in this Agreement and the Executive agrees to remain employed pursuant to the Employment Agreement as amended.

     NON, THEREFORE, in consideration of the mutual premises, covenants and agreements set forth below, the parties agree as follows:

     A. Section 2(a) of the Employment Agreement is deleted in its entirety and hereby replaced with the following:

       2. Duties and Powers of Executive.

          (a) Position; Location. During the Employment Period, the Executive shall serve as Chief Executive Officer with such authority, duties and responsibilities with respect to such position as set forth on Annex A attached hereto. The titles, authority, duties and responsibilities set forth in Annex A attached hereto may be changed from time to time but only with the mutual written agreement of the Executive and the Company. The Executive's services shall be performed primarily at the Company's headquarters which shall be located in the Kansas City metropolitan area.

     B.   This Amendment shall be effective as of February 10, 1999.

     C. Except as expressly provided herein, the Employment Agreement shall continue in full force and effect as modified hereby.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

                                       GOLD BANC CORPORATION, INC.



                                       By: /s/ Keith F. Bouchey
                                           ----------------------------
                                            Name: Keith F. Bouchey
                                            Title: Executive Vice President
                                                    and Chief Financial Officer

                                       /s/ Michael W. Gullion
                                       ----------------------
                                       Michael W. Gullion